UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 8, 2017

Digerati Technologies, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-15687	74-2849995
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3463 Magic Drive, Suite 355
San Antonio, Texas 78229
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (210) 775-0888

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On May 8, 2015, Shift8 Technologies, Inc., a Nevada corporation ("Shift8"), a wholly owned subsidiary of Digerati Technologies, Inc., a Nevada corporation (the “Company”), and T3 Acquisition, Inc., a Florida corporation ("Acquisition Sub"), and newly formed wholly owned subsidiary of Shift8, entered into an Agreement and Plan of Merger (the "Merger Agreement") with T3 Communications, Inc., a Florida corporation ("T3").

The Merger Agreement provides that, upon the terms and subject to the conditions thereof, the Acquisition Sub will be merged with and into T3, with T3 continuing as the surviving corporation and as a wholly owned subsidiary of Shift8. The business combination of Shift8 and T3 brings together two emerging cloud communication providers serving a broad range of customers in various industries including banking, healthcare, financial services, legal, real estate, staffing and government.

The Merger is subject to (i) approval by the Shareholders of T3, (ii) the receipt of regulatory approvals, including the Federal Communications Commission ("FCC") and Florida Public Service Commission ("PSC"), and (iii) certain other customary closing conditions.

Shift8 and T3 have made customary representations, warranties and covenants in the Merger Agreement, including covenants to use reasonable best efforts to (i) obtain all necessary approvals and (ii) consummate and make effective the transactions contemplated by the Merger Agreement as promptly as practicable. T3 has agreed to conduct its business in the ordinary course consistent with past practice, including not taking certain specified actions, prior to the consummation of the Merger.

Item 8.01. Other Events.

On May 10, 2017, Digerati Technologies, Inc. issued a press release announcing the execution of the Merger Agreement. The press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 9, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digerati Technologies, Inc.

Dated: May 11, 2017	By:	/s/ Antonio Estrada Jr.
Name: Antonio Estrada Jr. Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated May 9, 2017.

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